UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2014

Commission File Number: 000-50502

PREMIER ALLIANCE GROUP, INC
(Exact Name of registrant as Specified in Its Charter)

Delaware	20-0443575
(State of other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
4521 Sharon Road
Suite 300
Charlotte, North Carolina 28211
(Address of principal executive offices)

(704) 521-8077
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.                      Entry into a Material Definitive Agreement.

On October 30, 2014, Premier Alliance Group, Inc. (the “Company”) closed on a private offering and issued and sold 9 units (the “Units”) to accredited investors with each such Unit consisting of a 10% Convertible Promissory Note with the principal face value of $50,000 (the “Notes”) and a warrant to purchase 17,500 shares of the Company’s common stock (the “Warrant”).  The Notes have a term of 12 months, pay interest semi-annually at 10% per annum and can be voluntarily converted by the holder into shares of common stock at an exercise price of $1.12 per share.  The Warrants have an exercise price of $1.12 per share and have a term of five years.  The Company plans to use net proceeds from the sale of the Units for general working capital.

The Units were offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemptions provided by Section 4(2) of the Securities Act and Regulation D promulgated thereunder. The Company raised gross proceeds of $450,000, issued 157,500 warrants and received net proceeds of $450,000.before expenses of the offering incurred by the Company.

The Offering To Date.  The Registrant has now sold 25 Units to accredited investors resulting in net proceeds of $1,250,000 to the Company and issued warrants to these investors totaling 437,500.

The summary of the transactions described above are qualified in their entirety by reference to the Securities Purchase Agreement, Note and Warrant which are filed as Exhibits 4.1, 10.1 and 10.2 respectively.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02.  The investors in that financing met the accredited investor definition of Rule 501 of the Securities Act of 1933, as amended (the “Securities Act”).  The offer and sale of the Units in the offering were made in reliance on the exemption from registration afforded under Section 4(2) of the Securities Act and/or Rule 506 of Regulation D under the Securities Act.  The Offering was not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by the investor in connection with the offering.  This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

Exhibit	Description

4.1	Form of Warrant (1)
10.1	Form of Subscription Agreement (1)
10.2	Form of 10% Convertible Promissory Note (1)

(1)	Incorporated by reference from the Company’s Current Report on Form 8-K dated October 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

PREMIER ALLIANCE GROUP, INC.
(Registrant)
DATE: November 05, 2014	By:	/s/ Kenneth T Smith
Kenneth T Smith
Chief Financial Officer